UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2003

                             FOUR OAKS FINCORP, INC.

             (Exact name of registrant as specified in its charter)



       North Carolina                000-22787                56-2028446
(State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
     of incorporation)                                  Identification Number)

                              6114 U.S. 301 SOUTH,
                         FOUR OAKS, NORTH CAROLINA 27524
                    (Address of principal executive offices)

                                 (919) 963-2177
              (Registrant's telephone number, including area code)



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Item 7:  Financial Statements and Exhibits

(c)      Exhibits

99:      Press Release dated July 21, 2003

Item 9. Regulation FD Disclosure*

The following information is being provided under Item 12 of Current Report on Form 8-K, "Results of Operations and Financial Condition."

On July 21, 2003, Four Oaks Fincorp, Inc. (OTC BB: FOFN) reported financial results for the three and six months ended June 30, 2003. A copy of the Company's press release dated July 21, 2003 is attached as Exhibit 99 hereto and is incorporated herein by reference. Pursuant to interim guidance issued by the Securities and Exchange Commission on March 27, 2003, the Company is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

* Pursuant to General Instruction B.6 of Current Report on Form 8-K, the information in this Current Report on Form 8-K is furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Four Oaks Fincorp, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Four Oaks Fincorp, Inc.

By:   /s/  Ayden R. Lee, Jr.,
      ------------------------------
      Ayden R. Lee, Jr.
      President and Chief Executive Officer


Date:  July 22, 2003